Execution Version

FIRST AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 13, 2019 (this “Agreement”), is made by and among AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership (the “Borrower”), AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation (the “Guarantor”), KEYBANK NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”), and each of the lenders from time to time party to the Credit Agreement (as defined below) (the “Lenders”).

RECITALS

WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of January 11, 2017 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower has requested (i) a Commitment Increase pursuant to Section 2.16 of the Credit Agreement, and (ii) that the Administrative Agent and Lenders enter into this Agreement to amend the Credit Agreement, in each such case, as more particularly set forth herein, and the Administrative Agent and Lenders have agreed to do so, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.
COMMITMENTS. Each Lender hereby commits, severally, but not jointly, on the terms set forth in this Agreement to make the applicable Commitment Increase set forth on Schedule A hereto available to the Borrower on the First Amendment Effective Date (defined below) subject to the conditions precedent set forth in Section IV below.

II.	AMENDMENTS. Pursuant to Section 9.01 of the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as follows:

A.	Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto, in the appropriate alphabetical location:

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Replacement Rate” means the reference rate of interest that may be designated by the Administrative Agent to replace the Eurodollar Rate in accordance with

Section 2.07(e) hereof. Such Replacement Rate shall be a reference rate which is then generally being implemented by the Administrative Agent across the Administrative Agent’s commercial real estate loan portfolio (in its capacity as a lender) as a replacement for the Eurodollar Rate and shall be applied in a manner consistent with market practice or, to the extent such market practice is not administratively feasible for the Administrative Agent, in a manner as otherwise reasonably determined by the Administrative Agent.

“Replacement Rate Amendment” has the meaning specified in Section 2.07(e).

“Replacement Rate Spread Adjustment” means, with respect to any replacement of the Eurodollar Rate with a Replacement Rate for each applicable Interest Period, a spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as set forth in the applicable Replacement Rate Amendment, in each case (a) giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities for such adjustments, which may include any selection, endorsement or recommendation by the Relevant Governmental Body with respect to such facilities for the applicable Replacement Rate and (b) which is then generally being implemented by the Administrative Agent across the Administrative Agent’s commercial real estate loan portfolio (in its capacity as a lender) in connection with implementation of the Replacement Rate as a replacement for the Eurodollar Rate.

B.	Section 2.07(a)(ii)(B) of the Credit Agreement is hereby replaced in its entirety with the following:

(B)    Eurodollar Rate Advances. During such periods as any Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Revolving Credit Advance, Swing Line Advance or Letter of Credit Advance to the sum of (A) the Eurodollar Rate (or, if applicable, the Replacement Rate) for such Interest Period plus (B) the Applicable Margin for Eurodollar Rate Advances in effect on the first day of such Interest Period, payable in arrears on the second day of each month and on the date such Eurodollar Rate Advance shall be Converted or paid in full.

C.	A new Section 2.07(e) is hereby added to the Credit Agreement as follows:

(e)    Eurodollar Rate Unavailable or Discontinued. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate for any Interest Period,

(i)    Reference Bank reasonably determines that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate,

(ii)    Reference Bank reasonably determines that quotations of interest rates for the relevant deposits referred to in the definition of Eurodollar Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for any Eurodollar Rate Advance as provided herein,

(iii)    Reference Bank reasonably determines that by reason of circumstances affecting the London interbank market the relevant rates of interest referred to in the definition of “Eurodollar Rate” upon the basis of which the rate of interest for the Eurodollar Rate Advance for such Eurodollar Rate Advance is to be determined are not likely to adequately cover the cost to Lenders of making or maintaining a Eurodollar Rate Advance for such Interest Period,

(iv)    the Eurodollar Rate is no longer a widely recognizable benchmark rate for newly originated commercial real estate loans in the United States, or

(v)    the applicable supervisor or administrator (if any) of the Eurodollar Rate, or any governmental authority having jurisdiction over Reference Bank has made a public statement identifying a specific date after which the Eurodollar Rate shall no longer be used for determining interest rates for commercial real estate loans in the United States, then the Administrative Agent shall give Borrower prompt notice thereof and, so long as such condition remains in effect, each Eurodollar Rate Advance shall, commencing immediately after the end of the then current Interest Period, bear interest at the Base Rate until a Replacement Rate Amendment takes effect. If an event described in foregoing clauses (i), (ii) or (iii) or under Section 2.07(d)(ii) or Section 2.10(d) exists and Administrative Agent has reasonably determined that such event is unlikely to be temporary in nature, or if an event described in foregoing clauses (iv) or (v) exists, then in any such case Administrative Agent shall endeavor in good faith to establish an alternative rate of interest to the Eurodollar Rate that gives due consideration to then prevailing market conventions for determining a rate of interest for similar syndicated unsecured loans in the United States at such time (the “Replacement Rate”), and Borrower and Administrative Agent shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable, including, without limitation, implementation of a Replacement Rate Spread Adjustment (the “Replacement Rate Amendment”); provided, however, that if the sum of the Replacement Rate determined as provided above with respect to any Interest Period plus any Replacement Rate Spread Adjustment shall ever be less than zero percent (0.00%), then the sum of the Replacement Rate for such Interest Period plus any Replacement Rate Spread Adjustment shall be deemed to be zero percent (0.00%). Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, any such Replacement Rate Amendment shall become effective without any further action or consent of any other party to this Agreement at 5:00 p.m. (New York time) on the tenth (10th) Business Day after the date a draft of the Replacement Rate Amendment is provided to the Lenders, unless the Administrative Agent receives, on or before such tenth (10th) Business Day, a written notice from the Required Lenders stating that such Lenders object to such Replacement Rate Amendment.

D.	Schedule I of the Credit Agreement is hereby replaced in its entirety with Schedule I attached hereto.

III.
REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, makes, on the First Amendment Effective Date, the representations and warranties in Article IV of the Credit Agreement, and confirms that such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date. Additionally, the Borrower represents and warrants that (a) immediately before and after giving effect to this Agreement on the date hereof, no Default exists, and (b) as of the date hereof, each of the conditions of Section 3.02(a) of the Credit Agreement is satisfied.

IV.	CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “First Amendment Effective Date”) on which the following conditions are satisfied:

A.	The Administrative Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the Guarantor, each Lender and the Administrative Agent.

B.	The Administrative Agent shall have received a First Amended and Restated Revolving Credit Note made by the Borrower and payable to each Lender.

C.	The Administrative Agent shall have received a duly executed Notice of Borrowing with respect to the Commitment Increase.

D.
The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary (or other individual performing similar functions) of the Borrower and each Guarantor, dated as of the First Amendment Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, and (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity; provided that in the case of the certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i), (iii) or (iv) since the delivery thereof to the Administrative Agent on the Closing Date.

E.
The Administrative Agent shall have received an opinion of Dentons US LLP, counsel to the Borrower and the other Loan Parties, dated as of the First Amendment Effective Date, addressed to the Administrative Agent, the Issuing Banks and the Lenders and covering such matters as the Administrative Agent may reasonably request.

F.
The Administrative Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Administrative Agent, Arrangers and the Lenders on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

G.
Upon the reasonable request of any Lender made at least ten (10) days prior to the First Amendment Effective Date, the Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five (5) days prior to the First Amendment Effective Date.

H.	As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default exists.

I.	After giving effect to this Agreement, the Borrower is in compliance with the requirements of Section 2.16 of the Credit Agreement.

By its execution hereof, but without waiving any rights Lenders or Administrative Agent may have with respect to any Defaults which exists and of which they are unaware, the Administrative Agent and each Lender agrees that each of the foregoing conditions is satisfied and the First Amendment Effective Date has occurred.

V.
TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Commitment Increase shall have the same term as the initial Commitments and shall be treated for all terms and conditions in the same manner as the initial Commitments. Upon the occurrence of the First Amendment Effective Date, the Commitment Increase shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, part of the Revolving Credit Facility. The Administrative Agent shall take any and all action as may be reasonably necessary to ensure that the Commitment Increase is included in each repayment or commitment reduction, as applicable, of the Revolving Credit Facility, on a pro rata basis.

VI.
CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of each Lender to make (i) its Increased Commitment available on the First Amendment Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section IV above, and (ii) its portion of the Increased Commitment from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement.

VII.
CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VIII.MISCELLANEOUS.

A.	Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.
On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.
This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.
This Agreement shall be construed in accordance with and governed by the law of the State of New York. Sections 9.13, 9.14 and 9.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

E.
Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

BORROWER:

AMERICAN CAMPUS COMMUNITIES
OPERATING PARTNERSHIP LP

By:    AMERICAN CAMPUS COMMUNITIES
    HOLDINGS LLC, its general partner

    By:    AMERICAN CAMPUS COMMUNITIES,
        INC., its sole member

        By:
        Name:    Daniel B. Perry
        Title: Executive Vice President, Chief
Financial Officer, Secretary and Treasurer

First Amendment to Fifth Amended and Restated Credit Agreement

GUARANTOR:

AMERICAN CAMPUS COMMUNITIES, INC.

By:
Name: Daniel B. Perry
Title: Executive Vice President, Chief
Financial Officer, Secretary and Treasurer

First Amendment to Fifth Amended and Restated Credit Agreement

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as
a Lender and as Administrative Agent, Swing Line Bank
and Issuing Bank

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:
Name:
Title:
By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

COMPASS BANK, an Alabama banking corporation

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

REGIONS BANK

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

CAPITAL ONE N.A.

By:
Name:
Title:

First Amendment to Fifth Amended and Restated Credit Agreement

SCHEDULE A
TO FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

Lender	Commitment Increase
KEYBANK NATIONAL ASSOCIATION	$42,400,000
JPMORGAN CHASE BANK, N.A.	$42,400,000
CAPITAL ONE, NATIONAL ASSOCIATION	$42,400,000
BANK OF AMERICA, N.A.	$28,800,000
DEUTSCHE BANK AG NEW YORK BRANCH	$28,800,000
U.S. BANK NATIONAL ASSOCIATION	$28,800,000
COMPASS BANK	$0
PNC BANK, NATIONAL ASSOCIATION	$28,800,000
WELLS FARGO BANK, NATIONAL ASSOCIATION	$28,800,000
REGIONS BANK	$28,800,000
Total	$300,000,000

SCHEDULE I
COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender/ Initial Issuing Bank	Commitment	Letter of Credit Commitment	Swing Line Commitment	Commitment Percentage	Domestic Lending Office	Eurodollar Lending Office
KeyBank National Association	$119,400,000	$35,000,000	$35,000,000	11.940000000000%	127 Public Square, 8th Floor Cleveland, OH 44114-1306 Attn: Jon Bond Tel. 216-689-4495 Fax: 216-689-4997 Email: Jonathan_k_bond@keybank.com	127 Public Square, 8th Floor Cleveland, OH 44114-1306 Attn: Jon Bond Tel. 216-689-4495 Fax: 216-689-4997 Email: Jonathan_k_bond@keybank.com
JPMorgan Chase Bank, N.A.	$119,400,000	$0	$0	11.940000000000%	10 South Dearborn Chicago, Illinois 60603 Attn. Jasmine C. Doke Tel: 312-732-2671 Fax: 312-233-2257 Email: cls.reb.chicago@jpmorgan.com	10 South Dearborn Chicago, Illinois 60603 Attn. Jasmine C. Doke Tel: 312-732-2671 Fax: 312-233-2257 Email: cls.reb.chicago@jpmorgan.com
Capital One, National Association	$119,400,000	$0	$0	11.940000000000%	1680 Capital One Drive, 10th Floor Mclean, Virginia 22102 Attn: Barbara Heubner Tel: 703-720-6769 Fax: 703-720-2026 Email: Barbara.Heubner@capitalone.com	1680 Capital One Drive, 10th Floor Mclean, Virginia 22102 Attn: Barbara Heubner Tel: 703-720-6769 Fax: 703-720-2026 Email: Barbara.Heubner@capitalone.com
Bank of America, N.A.	$95,800,000	$0	$0	9.580000000000%	700 Louisiana Street, 4th Floor Houston, TX 77002 Attn: Greg Nelson Tel: 713-247-7511 Fax: 312-453-6431 Email: greg.v.nelson@baml.com	700 Louisiana Street, 4th Floor Houston, TX 77002 Attn: Greg Nelson Tel: 713-247-7511 Fax: 312-453-6431 Email: greg.v.nelson@baml.com

Name of Initial Lender/ Initial Issuing Bank	Commitment	Letter of Credit Commitment	Swing Line Commitment	Commitment Percentage	Domestic Lending Office	Eurodollar Lending Office
Deutsche Bank AG New York Branch	$95,800,000	$0	$0	9.580000000000%
60 Wall Street
New York, NY 10005
Attn: Ajit Subramanian
Tel. 904-527-6628
Fax: 866-240-3622
Email: Loan.admin-NY@db.com

Hanover Street Capital
200 Crescent Court, Suite 550
Dallas, TX 75201
Attn: Linda J. Davis
Tel: (214) 740-7904
Email: linda-x.davis@db.com

Deutsche Bank Securities, Inc.
60 Wall Street
New York, NY 10005
Attn: Andrew Bartrop
Tel: (212) 250-9139
Email: Andrew.Bartrop@db.com

Deutsche Bank Securities Inc.
60 Wall Street, 10th Floor
New York, NY 10005
Attn: Bernie Kaplan
Tel: 212.250.9924
Email: bernie.kaplan@db.com

200 Crescent Court, Suite 550
Dallas, TX 75201
Attn: Scott Speer
Tel: (214) 740-7903
Email: scott-x.speer@db.com

60 Wall Street
New York, NY 10005
Attn: Ajit Subramanian
Tel. 904-527-6628
Fax: 866-240-3622
Email: Loan.admin-NY@db.com

Hanover Street Capital
200 Crescent Court, Suite 550
Dallas, TX 75201
Attn: Linda J. Davis
Tel: (214) 740-7904
Email: linda-x.davis@db.com

Deutsche Bank Securities, Inc.
60 Wall Street
New York, NY 10005
Attn: Andrew Bartrop
Tel: (212) 250-9139
Email: Andrew.Bartrop@db.com

Deutsche Bank Securities Inc.
60 Wall Street, 10th Floor
New York, NY 10005
Attn: Bernie Kaplan
Tel: 212.250.9924
Email: bernie.kaplan@db.com

200 Crescent Court, Suite 550
Dallas, TX 75201
Attn: Scott Speer
Tel: (214) 740-7903
Email: scott-x.speer@db.com

U.S. Bank National Association	$95,800,000	$0	$0	9.580000000000%	13737 Noel Road, Suite 800 Dallas, Texas 75240 Attn: Patrick A. Trowbridge Tel: 972-581-1618 Fax: 972-581-1670 Email: Patrick.Trowbridge@usbank.com	13737 Noel Road, Suite 800 Dallas, Texas 75240 Attn: Patrick A. Trowbridge Tel: 972-581-161 Fax: 972-581-1670 Email: Patrick.Trowbridge@usbank.com
Compass Bank	$67,000,000	$0	$0	6.700000000000%	1703 West 5th Street, Suite 500 Austin, TX 78703 Attn: Brian Tuerff Tel: 512-421-5716 Fax: 512-480-0431 Email: Brian.Tuerff@bbvacompass.com	1703 West 5th Street, Suite 500 Austin, TX 78703 Attn: Brian Tuerff Tel: 512-421-5716 Fax: 512-480-0431 Email: Brian.Tuerff@bbvacompass.com

Name of Initial Lender/ Initial Issuing Bank	Commitment	Letter of Credit Commitment	Swing Line Commitment	Commitment Percentage	Domestic Lending Office	Eurodollar Lending Office
PNC Bank, National Association	$95,800,000	$0	$0	9.580000000000%	13355 Noel Road, Suite 1770 (Mail Stop: XX-ARO4-01-1_ Dallas, TX 75240 Attn: Michael J. Catalano Tel. 972-361-2143 Fax: 972-490-6018 Email: Michael.Catalano@pnc.com	13355 Noel Road, Suite 1770 (Mail Stop: XX-ARO4-01-1_ Dallas, TX 75240 Attn: Michael J. Catalano Tel. 972-361-2143 Fax: 972-490-6018 Email:Michael.Catalano@pnc.com
Wells Fargo Bank, National Association	$95,800,000	$0	$0	9.580000000000%	10 South Wacker Drive, 32nd Floor Chicago, IL 60606 Attn: Scott Solis Tel. 312-269-4818 Scott.S.Solis@wellsfargo.com	10 South Wacker Drive, 32nd Floor Chicago, IL 60606 Attn: Scott Solis Tel. 312-269-4818 Scott.S.Solis@wellsfargo.com
Regions Bank	$95,800,000	$0	$0	9.580000000000%	Regions Bank 1717 McKinney Avenue, 12th Floor Dallas, TX 75202 Attn: Barrett Vawter Tel: 469.608.2787 Fax: 469.608.2842 Email: barrett.vawter@regions.com	Regions Bank 1717 McKinney Avenue, 12th Floor Dallas, TX 75202 Attn: Barrett Vawter Tel: 469.608.2787 Fax: 469.608.2842 Email: barrett.vawter@regions.com
Total	$1,000,000,000	$35,000,000	$35,000,000	100.000000000000%

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